UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: January 1, 2005

(Date of earliest event reported)

MARKETWATCH, INC.

(Exact name of Registrant as specified in its charter)

Delaware	000-50562	27-0064104
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

825 Battery Street

San Francisco, California    94111

(Address of principal executive offices including zip code)

(415) 733-0500

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement

Item 9.01	Financial Statements and Exhibits.

Signatures

Exhibit Index

(c) Exhibits

1.	Exhibit 10.1 Form of Amendment to Employment Agreement of Doug Appleton.

2.	Exhibit 10.2 Form of Amendment to Employment Agreement of Jeff Davis.

3.	Exhibit 10.3 Form of Amendment to Employment Agreement of David A. Callaway.

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

MarketWatch, Inc. (the “Company”) entered into an amendment, dated as of January 1, 2005, to the original employment agreements of each of the following individuals: Doug Appleton, Jeff Davis and David A. Callaway.

Pursuant to the amendments, a new provision was added to each of Messrs. Appleton, Davis and Callaway’s employment terms which provides that, in the event that any payment or benefit received by any of Messrs. Appleton, Davis or Callaway in connection with his employment with the Company, including any severance payment and stock options, would constitute excess parachute payments under Section 280G of the Internal Revenue Code of 1986 (the “Code”), then Messrs. Appleton, Davis or Callaway’s aggregate payments and benefits would be payable either: (1) in full; or (2) as to such lesser amount which would result in no portion of such severance and other benefits being subject to the excise tax pursuant to Section 4999 of the Code, whichever of the foregoing amounts results in receipt by Messrs. Appleton, Davis or Callaway on an after-tax basis of the greatest amount of severance and benefits. In addition, the amendments set forth the current base salaries of each of Messrs. Appleton, Davis and Callaway. Unless otherwise amended by the amendments, all other terms and conditions of each of Messrs. Appleton, Davis and Callaway’s original employment agreements remain in full force and effect.

The foregoing summary of the amendments to the individual employment agreements is not intended to be a complete description of all of the terms thereof. For further information, please see the copies of the form of the amendments that are included as exhibits to this report and incorporated herein by reference.

A copy of Mr. Appleton’s original employment agreement, dated as of March 17, 2003, is on file with the Securities and Exchange Commission as Exhibit No. 10.32 to the Company’s Annual Report on Form 10-K for the year ended December 31, 2003. A copy of Mr. Davis’s original employment agreement, dated as of January 16, 2004, is on file with the Securities and Exchange Commission as Exhibit No. 10.42 to the Company’s Annual Report on Form 10-K for the year ended December 31, 2003. A copy of Mr. Callaway’s original employment agreement, dated as of January 1, 2002, is on file with the Securities and Exchange Commission as Exhibit No. 10.28 to the Company’s Annual Report on Form 10-K for the year ended December 31, 2003.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits

Exhibit No.	Description
10.1	Form of Amendment to Employment Agreement of Doug Appleton.

10.2	Form of Amendment to Employment Agreement of Jeff Davis.

10.3	Form of Amendment to Employment Agreement of David A. Callaway.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

MARKETWATCH, INC.

By:	Doug Appleton
Name:	Doug Appleton
Title:	General Counsel and Secretary

Date: January 6, 2005